Exhibit 10.3

LIBOR ADDENDUM TO PROMISSORY NOTE

THIS LIBOR ADDENDUM TO PROMISSORY NOTE (“Addendum”) is entered this 5th day of April, 2021 and is hereby made a part of the Promissory Note dated September 28, 2017, from APPLIED OPTOELECTRONICS, INC., a Delaware corporation (“Borrower”) payable to the order of TRUIST BANK, a North Carolina banking corporation f/k/a Branch Banking and Trust Company, a North Carolina banking corporation (including its successors and assigns, hereinafter referred to as “Bank”) in the principal amount of $20,000,000.00 (including all renewals, extensions, modifications and substitutions thereof, the “Note”).

1.       APPLICATION OF INTEREST RATE.

1.1       Interest Rate. Interest shall accrue at the rate of interest per annum equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/16th of 1.0%) by adding (i) USD LIBOR for one month (or any subsequent Benchmark) determined as of the Reference Time as quoted by Bloomberg Finance L.P., or any quoting service or commonly available source utilized by Bank, on the determination date plus (ii) one-half percent (1.50%) per annum (the “Margin”) (“Interest Rate”), which shall be adjusted on the first day of each Interest Period and shall apply to the entire principal balance outstanding for any Interest Period. The Interest Rate shall be adjusted for any Changes in Costs and Reserve Requirements so that Bank shall receive the same yield. Should USD LIBOR, or any subsequent Benchmark, be less than three quarters of one percent (0.75%), then USD LIBOR, or the applicable Benchmark as the case may be, shall be deemed to be three quarters of one percent (0.75%).

1.2       Minimum and Maximum Interest Rate. If checked here ☒ the Interest Rate will not decrease below a fixed minimum rate of 2.25% (“Minimum Rate”). If checked here ☐ the Interest Rate will not exceed ☐ a fixed maximum rate of _______% or ☐ an average maximum rate of      % (“Maximum Rate”). If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when the Note is repaid in full by Borrower or ☐ annually beginning on __________. If the loan has been repaid prior to this date, no reimbursement will be made. For avoidance of doubt, upon the replacement of USD LIBOR, or any subsequent Benchmark, with a Benchmark Replacement, the Interest Rate shall equal the then current Benchmark plus the Margin and shall be subject to any Minimum Rate or Maximum Rate.

1.3       Inability to Determine Index. In the event Bank determines in its sole discretion that Bank cannot make, fund, or maintain a loan based upon the Benchmark (provided a Benchmark Transition Event has not occurred), for any reason, including without limitation illegality or the inability to ascertain or determine said rate on the basis provided for herein, then Bank shall give notice to Borrower of such determination. Thereafter, Bank will have no obligation to make, fund or maintain a loan based on such Benchmark and the Interest Rate shall convert to the Standard Rate for purposes of any fundings or advances requested by Borrower and shall apply to any outstanding balance and, thereafter, the Interest Rate on the Note shall adjust simultaneously with any fluctuation in the Standard Rate. In the event Bank determines that the circumstances giving rise to a notice pursuant to this Section 1.3 have ended, Bank shall provide notice of same at which time the Interest Rate will revert to the prior rate based upon the Benchmark (provided a Benchmark Transition Event has not occurred).

2.       BENCHMARK REPLACEMENT SETTING.

2.1        Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then, (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, in connection with a Benchmark Transition Event, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Addendum or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, or in connection with an Early Opt-in Election, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Charlotte, North Carolina) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to Borrower without any amendment to this Addendum or any other Loan Document, or further action or consent of Borrower.

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2.2       Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Bank will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Borrower.

2.3       Notices; Standards for Decisions and Determinations. Bank will promptly notify Borrower of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.4 below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Bank pursuant to Section 2, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from Borrower.

2.4       Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Bank in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Bank may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then Bank may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

2.5       Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any request for an advance based upon USD LIBOR, conversion to or continuation of loans based upon USD LIBOR to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to the Standard Rate. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Standard Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Standard Rate.

2.6        Definitions. In addition to the terms defined in the Note, the following definitions shall apply:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Addendum as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.4.

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.1.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by Bank for the applicable Benchmark Replacement Date:

(1)              the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2)              the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

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(3)       the sum of: (a) the alternate benchmark rate that has been selected by Bank as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated or bilateral credit facilities at such time and (b) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by Bank in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Addendum and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1)              for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by Bank:

(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2)       for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Bank for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated or bilateral credit facilities;

provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by Bank in its reasonable discretion.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Standard Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Bank decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Bank in a manner substantially consistent with market practice (or, if Bank decides that adoption of any portion of such market practice is not administratively feasible or if Bank determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Bank decides is reasonably necessary in connection with the administration of this Addendum and the other Loan Documents).

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“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)              in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2)              in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or

(3)              in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to Borrower.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)              a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)              a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3)              a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.

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“Business Day” means a day other than a Saturday, Sunday, legal holiday or any other day when Bank is authorized or required by applicable law to be closed.

“Changes in Costs and Reserve Requirements” means any increased costs or a reduction in the amounts received or receivable on the Note by Bank because of any change in any applicable law, regulation, rule, guideline or order, including without limitation the imposition, modification or applicability of any reserves, deposits or capital adequacy with respect to dollar funding in the London interbank market or any Benchmark Replacement.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Bank in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if Bank decides that any such convention is not administratively feasible for Bank, then Bank may establish another convention in its reasonable discretion.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(1)       a determination by Bank that at least five currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate; and

(2)       the election by Bank to trigger a fallback from USD LIBOR and the provision by Bank of written notice of such election to Borrower.

“Floor” means the Benchmark rate floor, if any, provided in this Addendum initially (as of the execution of this Addendum, the modification, amendment or renewal of this Addendum or otherwise) with respect to USD LIBOR.

“Interest Period” means the one month period commencing on the date of the Note and each subsequent period shall commence on the same numerically corresponding day; provided that, if any such subsequent period does not have such numerically corresponding day, it shall begin on the last day of the immediately preceding period.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Loan Documents” means the Note, this Addendum, any loan agreement including any schedule attached thereto, deed of trust, mortgage, security deed, assignment of leases and rents, guaranty agreement, security agreement, financing statements, and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and restatements thereof and therefor.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by Bank in its reasonable discretion.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

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“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Standard Rate” means, for any day, a rate per annum equal to Bank's announced Prime Rate, and the Interest Rate shall change with each change in the Standard Rate effective on the date any change in Bank’s Prime Rate is publicly announced as being effective.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USD LIBOR” means the London interbank offered rate for U.S. dollars.

3.       BENCHMARK REPLACEMENT SETTING FOR LOANS WITH INTEREST RATE SWAPS. With respect to Loans evidenced by the Note is subject to an interest rate swap agreement with Bank, the following provisions shall apply in lieu of Section 2:

3.1       Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Replacement Date has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark on any date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Addendum or any other Loan Document.

3.2       Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Bank will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Borrower.

3.3       Notices; Standards for Decisions and Determinations. Bank will promptly notify Borrower of (i) any occurrence of a Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination or decision that may be made by Bank pursuant to Section 3, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in Bank’s sole discretion and without consent from Borrower.

3.4       Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any request for a USD LIBOR borrowing, conversion to or continuation of USD LIBOR loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to the Standard Rate.

3.5       Certain Defined Terms. In addition to the terms defined in the Note, the following definitions shall apply:

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Replacement Date has occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.1.

“Benchmark Replacement” means, for any Interest Period, the sum of the successor rate and any applicable spread adjustment that would apply for derivatives transactions referencing the ISDA Definitions upon the occurrence of an index cessation effective date with respect to the then-current Benchmark for the applicable tenor; provided that if the Benchmark Replacement would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Addendum and the other Loan Documents. In the event of the payment of any principal prior to the last day of an Interest Period for any reason, any reference to the Benchmark Replacement shall mean the most recent Benchmark Replacement rate available as determined by Bank in its reasonable discretion.

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“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Standard Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Bank decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Bank in a manner Bank decides is reasonably necessary in connection with the administration of this Addendum and the other Loan Documents.

“Benchmark Replacement Date” means the occurrence of an index cessation effective date with respect to an index cessation event for the then-current Benchmark, upon which the then-current Benchmark would be replaced in derivatives transactions referencing the ISDA Definitions.

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.

“Changes in Costs and Reserve Requirements” means any increased costs or a reduction in the amounts received or receivable on the Note by Bank because of any change in any applicable law, regulation, rule, guideline or order, including without limitation the imposition, modification or applicability of any reserves, deposits or capital adequacy with respect to dollar funding in the London interbank market or any Benchmark Replacement.

“Floor” means the Benchmark rate floor, if any, provided in this Addendum initially (as of the execution of this Addendum, the modification, amendment or renewal of this Addendum or otherwise) with respect to USD LIBOR.

“Interest Period” means the one month period commencing on the date of the Note and each subsequent period shall commence on the same numerically corresponding day; provided that, if any such subsequent period does not have such numerically corresponding day, it shall begin on the last day of the immediately preceding period.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Loan Documents” means the Note, this Addendum, any loan agreement including any schedule attached thereto, deed of trust, mortgage, security deed, assignment of leases and rents, guaranty agreement, security agreement, financing statements, and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and restatements thereof and therefor; provided however, for purposes of Section 3 any swap agreement shall not be deemed a Loan Document.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by Bank in its reasonable discretion.

“Standard Rate” means, for any day, a rate per annum equal to Bank's announced Prime Rate, and each change in the Standard Rate shall be effective on the date any change in Bank’s Prime Rate is publicly announced as being effective.

“USD LIBOR” means the London interbank offered rate for U.S. dollars.

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NOTICE OF BENCHMARK TRANSITION EVENT

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (FCA), the regulator of LIBOR, announced the final publication date for USD LIBOR is June 30, 2023. This announcement is a Benchmark Transition Event as defined above and this constitutes notice of this event. If the promissory note matures after the final publication date, at the appropriate time the USD LIBOR index will be replaced with the Benchmark Replacement in accordance with the terms of this Addendum. The FCA’s public statement is available at:

https://www.fca.org.uk/publication/documents/future-cessation-loss-representativeness-libor-benchmarks.pdf.

[signatures on following page]

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This Addendum is executed under seal and shall have the effect of a sealed instrument according to law.

If Borrower is an Entity:

APPLIED OPTOELECTRONICS, INC.
WITNESS:		Name of Entity

_____________________________________	By:	/s/ Stefan Murry
Print Name: ___________________________	Name:	Stefan Murry
	Title:	Chief Financial Officer

If Borrower is an Individual:
WITNESS:
_____________________________________		/s/ David Kuo
Print Name: ___________________________	Name:	David Kuo
	Title:	Vice President, General Counsel and Secretary

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